UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2004

IDT Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-27898	22-3415036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street, Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	On September 21, 2004, Dr. Jeane J. Kirkpatrick was appointed to the Board of Directors of IDT Corporation. There are no arrangements or understandings between Dr. Kirkpatrick and any other person pursuant to which Dr. Kirkpatrick was appointed to the Board. Dr. Kirkpatrick has not entered into any transactions with IDT that are required to be disclosed under Item 404(a) of Regulation S-K. Dr. Kirkpatrick was appointed to the Corporate Governance Committee of the Board of Directors on September 21, 2004.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Document
99.1	Press Release Dated September 27, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

Dated: September 27, 2004	By:	/s/ James A. Courter
James A. Courter
Chief Executive Officer

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